UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

Computer Horizons Corp.

 (Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

49 Old Bloomfield Avenue Mountain Lakes, New Jersey		07046-1495
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Computer Horizons Corp. will be providing a presentation at several investor conferences over the next three months.  A copy of the presentation is attached hereto as Exhibit 99.1.  In addition, a copy of the presentation has been posted to the Company’s website at www.computerhorizons.com.

The information in this Current Report is being furnished, not filed, pursuant to Regulation FD. Pursuant to General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Computer Horizons Corp. Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2004

COMPUTER HORIZONS CORP.

	By:	/s/ William J. Murphy
William J. Murphy
Chief Executive Officer